SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):          April 12, 1999


                          THE KUSHNER-LOCKE COMPANY
            (Exact name of registrant as specified in its charter)

         California                   0-17295                 95-4079057
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

  11601 Wilshire Boulevard, 21st Floor, Los Angeles, California      90025
            (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (310) 481-2000


                                  No Change
      (Former name or former address, if changed since last report.)

Item 5.  Other Events

The attached Exhibits are incorporated by reference herein, and the descriptions set forth below are qualified in their entirety by reference to the Exhibits. On April 12, 1999, The Kushner-Locke Company (the "Company") issued a press release announcing the filing of a Form S-1. On April 13, 1999, the Company issued a press release announcing the redemption of its Class C Redeemable Common Stock Purchase Warrants and its outstanding 10% Convertible Subordinated Debentures, Series A Due 2000.



Item 7.  Exhibits


Exhibit No.  Description

20.1         Notice to Holders of Class C Redeemable Common Stock Purchase
             Warrants

20.2         Holders of 10% Convertible Subordinated Debentures due 2000,
             Series A

99.1         Press Release - April 12, 1999

99.2         Press Release - April 13, 1999


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE KUSHNER-LOCKE COMPANY

Date: April 15, 1999

                              By: /s/ DONALD KUSHNER

                              Donald Kushner
                              Co-Chairman of the Board and
                              Co-Chief Executive Officer

                                                            EXHIBIT 20.1

                                  [LOGO]
                               KUSHNER-LOCKE
                                  COMPANY

April 13, 1999


To:  Holders of Class C Redeemable Common Stock Purchase Warrants


On April 8, 1999, the Board of Directors (the "Board") of The Kushner-Locke Company (the "Company") determined to redeem all of the issued and outstanding Company Class C Redeemable Common Stock Purchase Warrants (the "Class C Warrants") issued pursuant to that certain Warrant Agreement (the "Warrant Agreement"), dated as of July 24, 1996, among the Company, Lew Lieberbaum & Co., Inc. and Corporate Stock Transfer, Inc., as the warrant agent (the "Warrant Agent").

The Board has set May 14, 1999 as the date for redemption for all of the Class C Warrants. In accordance with the Warrant Agreement and the Class C Warrant certificate, the redemption price shall be $0.10 per Class C Warrant. The high bid price of the Company's common stock, no par value per share (the "Common Stock"), exceeded the required $10.29375 per share amount for each of the ten consecutive trading days ending on April 8, 1999 thus permitting the Company to redeem the Class C Warrants as set forth in the Warrant Agreement.

This notice of redemption is being sent to all registered holders of Class C Warrants on the date hereof at the addresses for such holders recorded in the Warrant register in accordance with the provisions of the Warrant Agreement.

Holders of Class C Warrants may exercise such Class C Warrants to purchase shares of Common Stock at an exercise price of $6.8625 per share on or prior to the close of business of the Warrant Agent on May 13, 1999. In order to properly exercise Class C Warrants, holders thereof must:

1 present and surrender the certificate or certificates evidencing Class C Warrants the holder thereof wishes to exercise;

2 present and surrender a duly completed and executed exercise form on the reverse side of the certificate evidencing the Class C Warrants the holder thereof wishes to exercise; and

3 pay to the order of Corporate Stock Transfer Escrow for The Kushner-Locke Company the aggregate exercise price of all of the Class C Warrants to be exercised ($6.8625 times the number of Class C Warrants to be exercised).

Certificates evidencing the Class C Warrants and the duly completed and executed exercise forms on the reverse side thereof must be presented and surrendered to the Warrant Agent at:

   Corporate Stock Transfer, Inc.
   370 17th Street, Suite 2350
   Denver, Colorado 80202
   Attention: Carylyn Bell

If you have any questions in connection with the redemption or the exercise of Class C Warrants, please contact Carylyn Bell at Corporate Stock Transfer at
(303) 395-3300 or contact Maili Bergman at (310) 481-2000.

      Sincerely,


      /S/ DONALD KUSHNER                   /S/ PETER LOCKE
      Donald Kushner                       Peter Locke
      Co-Chairmen of the Board and Co-Chief Executive Officers

                                                                 EXHIBIT 20.2
                                    [LOGO]
                                 KUSHNER-LOCKE
                                   COMPANY

April 13, 1999


To:  Holders of 10% Convertible Subordinated Debentures due 2000, Series A


On April 8, 1999, the Board of Directors (the "Board") of The Kushner-Locke Company (the "Company") determined to redeem all of the issued and outstanding 10% Convertible Subordinated Debentures due 2000, Series A (the "Debentures") issued pursuant to that certain Indenture (the "Indenture"), dated as of December 1, 1990, between the Company and National City Bank of Minneapolis, as trustee (the "Fiscal Agent").

The Board has set May 14, 1999 as the date for redemption for all of the Debentures (the "Redemption Date"). In accordance with the Indenture, the redemption price shall be 100% of the principal amount represented by each Debenture with all accrued and unpaid interest on the principal amount thereof to the date of redemption (collectively, the "Redemption Price"). On the Redemption Date the Redemption Price will become due and payable upon each Debenture and interest on the Debentures will cease to accrue on and after the Redemption Date. Payment of the Redemption Price shall be made upon the surrender of the Debenture at:

If by U.S. mail:  National City Bank of Minneapolis
                  Corporate Trust Operations
                  P.O. Box 1919
                  Minneapolis, MN  55480

If in person:     National City Bank of Minneapolis
                  5th Floor Paying Agent
                  651 Nicollet Mall
                  Minneapolis, Minnesota  55402

This notice of redemption is being sent to all registered holders of Debentures on the date hereof at the addresses for such holders recorded in the Debenture register in accordance with the provisions of the Indenture.

The Debentures are convertible into shares of common stock of the Company ("Common Stock") at a conversion price of $7.6142 per share on or prior to the close of business on the Redemption Date. In order to properly convert the Debenture, holders thereof must:

1 surrender the original Debenture or Debentures to the Fiscal Agent during usual business hours;

2 deliver to the Fiscal Agent a written notice in form satisfactory to the Fiscal Agent, duly endorsed, that the holder elects to convert such Debenture or Debentures;

3 if the certificate or certificates for the shares of Common Stock to be issued upon such conversion are to be in a name other than the registered holder of such Debenture or Debentures, the notice shall also state the name or names (with addresses) in which the certificate or certificates for such shares of Common Stock will be issued and shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Fiscal Agent, duly executed by the holder thereof or such holder's attorney duly authorized in writing.

Such documents shall be delivered on or prior to the Redemption Date to the office of the Fiscal Agent at:

If by U.S. mail:  National City Bank of Minneapolis
                  Corporate Trust Operations
                  P.O. Box 1919
                  Minneapolis, MN  55480

If in person:     National City Bank of Minneapolis
                  5th Floor Paying Agent
                  651 Nicollet Mall
                  Minneapolis, Minnesota  55402

No fractional shares shall be issuable upon conversion of a Debenture. If a fractional shares would otherwise be issuable upon the conversion of all Debentures of a holder, the Company may pay a cash adjustment price for such fractional interest based upon a 30 trading day average closing price of the Common Stock. If the Company does not make such payment, the holder may choose to purchase the additional fractional interest required to make up a full share of Common Stock or to sell such fractional interest. The holder of Debentures must make such determination in writing when presenting the Debenture for conversion. The procedures set forth in the Indenture shall govern the handling of fractional shares.

If you have any questions in connection with the redemption or the conversion of Debentures, please contact Mr. Timothy Murphy at National City Bank of Minneapolis at (612) 904-8372 or contact Maili Bergman at (310) 481-2000.

      Sincerely,


      /S/ DONALD KUSHNER                 /S/ PETER LOCKE
      Donald Kushner                     Peter Locke
      Co-Chairmen of the Board and Co-Chief Executive Officers

                                                                  EXHIBIT 99.1
                                     [LOGO]
                                  KUSHNER-LOCKE
                                    COMPANY


For Immediate Release                                 Contact:   Maili Bergman
April 12, 1999                                                   310-481-2000


                            US SEARCH CORP.COM FILES
                      FOR PROPOSED INITIAL PUBLIC OFFERING

   LOS ANGELES, CA---The Kushner-Locke Company (Nasdaq: KLOC) announced today that its majority owned subsidiary, US SEARCH Corp.com (US SEARCH), currently operated as 1-800 U.S. SEARCH, has filed a registration statement on Form S-1 for a proposed initial public offering of common stock of US SEARCH Corp.com. Kushner-Locke may be a selling shareholder in this offering. The proposed offering will be managed by Bear, Stearns & Co. Inc., BancBoston Robertson Stephens Inc. and Wit Capital Corporation (as e-manager).

   US SEARCH, through its 1800USEARCH.com web site and its toll-free 1-800 US SEARCH telephone number, provides clients with a single, comprehensive access point for a broad range of public record information about individuals. US SEARCH's current services can be used for the purposes of locating people, conducting background checks, identity verification, national court records searches and adoption reunion services and are available 24 hours a day, 7 days a week. US SEARCH also provides value added search services, including assisted searches both online and over the telephone.

   The Kushner-Locke Company is a leading independent producer and distributor of feature films, direct to video films, television series, made for television movies, mini-series, and animated programming for theaters, network, and cable television. Other operations include satellite channel, Gran Canal Latino and 1-800-U.S.SEARCH. Visit our Web site at www.kushner-locke.com.
KLOC - NASDAQ/NNM

   A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not onstitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

   The address for Bear, Stearns & Co. Inc. is 245 Park Avenue, New York, NY 10167, and for BancBoston Robertson Stephens Inc. is 555 California Street, Suite 2600, San Francisco, CA 94104.

                                     ###

                                                                  EXHIBIT 99.2


                                    [LOGO]
                                KUSHNER-LOCKE
                                   COMPANY

                                                   Contact:      Maili Bergman
April 13, 1999                                                   310-481-2000

          KUSHNER-LOCKE COMPANY CALLS CLASS C WARRANTS FOR REDEMPTION


LOS ANGELES---The Kushner-Locke Co. (NASDAQ/KLOC) announced today that it is redeeming its publicly traded Class C Redeemable Common Stock Purchase Warrants (NASDAQ/KLOCZ). The redemption date is May 14, 1999. The redemption price of the Class C Warrants is $0.10 per Class C Warrant.

  The Class C Warrants will remain exercisable into Kushner-Locke Common Stock at an exercise price of $6.8625 per share until the transfer agent's close of business (Central Daylight time) on May 14, 1999.

  Robert Swan, CFO of Kushner-Locke, stated "Should warrant holders elect to exercise, the exercise will improve the capital structure of the company by providing new equity at rates per share in excess of current net book values."

  The Company also announced that it is redeeming the remaining $77,000 of its 10% Convertible Subordinated Debentures, Series A Due 2000. The redemption date for the Debentures is May 14, 1999, and the redemption price is 100% of the principal amount plus interest to the date of redemption. The Debentures will remain convertible into Common Stock at a $7.6142 per share conversion price until May 14, 1999.

  The Kushner-Locke Company is a leading independent producer and distributor of feature films, direct to video films, television series, made for television movies, mini-series, and animated programming for theaters, network, and cable television. Other operations include satellite channel Gran Canal Latino and 1-800-U.S.SEARCH. Visit our Web sites at www.kushner-locke.com and www.1800USSEARCH.com. KLOC - NASDAQ/NNM

                                    ###